UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011 (August 25, 2011)

ADVANCED VOICE RECOGNITION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52390	98-0511932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, Arizona 85260
 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (480) 704-4183

__________N/A__________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

On August 25, 2011, Advanced Voice Recognition Systems, Inc. (the “Company”) dismissed its principal accountant, Cordovano and Honeck LLP (“C & H”).  The decision to dismiss C & H was based on C & H’s disclosure to the Company that C & H had been notified by the Public Company Accounting Oversight Board (the “PCAOB”) that Sam Cordovano will receive a permanent bar from being an associated person of a registered public accounting firm and, as a result, will not be able to participate in audits or reviews of public registrants.  In connection with Mr. Cordovano’s bar, C & H will be barred from conducting audits and reviews of public registrants.  As a result, C & H is no longer able to serve as the independent registered public accounting firm for the Company.

On August 25, 2011, the Company’s Board of Directors approved the engagement of Borgers & Cutler CPAs PC (“B & C”) as the Company’s principal accountant effective for the remainder of the fiscal year ending December 31, 2011.

Each of C & H’s reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 included an explanatory paragraph relating to the uncertainty of the Company’s ability to continue as a going concern.  Except as described above, C & H’s reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended December 31, 2010 and 2009, and through the date of this filing there were not any disagreements with C & H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to C & H’s satisfaction, would have caused C & H to make reference to the subject matter of the disagreement(s) in connection with its report.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided C & H with the foregoing disclosure and requested that C & H furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agreed with the Company’s statements in this Item 4.01 of this Current Report on Form 8-K, and that such letter be furnished to the Company so that it can be filed with the SEC.  Attached to this Form 8-K as Exhibit 16.1 is a copy of C & H’s letter, dated August 30, 2011.

During the fiscal years ended December 31, 2010 and 2009, and through the date of this filing, neither the Company nor anyone acting on its behalf consulted with B & C regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 16.1	Letter of Cordovano and Honeck LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: August 31, 2011	By:	/s/ Walter Geldenhuys
Name: Walter Geldenhuys
Title: President, Chief Executive Officer & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 16.1	Letter of Cordovano and Honeck LLP